Listing Report:Supplement No. 116 dated Dec 04, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 305497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	45%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	2y 6m
Amount delinquent:	$59	Revolving credit balance:	$9,543	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LISANINA1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TO PAY FOR SCHOOL AND HOME REPAIR
Purpose of loan:
TO COVE BILLS WHILE I AM IN SCHOOL AND TO DO SOME HOME REPAIRS.

My financial situation:
I am a good candidate for this loan because it is going to a good use. I will also benfit by only having one payment

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $?845
??Insurance: $0
??Car expenses: $ 500
??Utilities: $?100
??Phone, cable, internet: $?300
??Food, entertainment: $ 0
??Clothing, household expenses $?50
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 312707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1995	Debt/Income ratio:	29%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,687	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	joelforeman	Borrower's state:	Florida	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	0 ( 0% )	560-579 (Feb-2008) 580-599 (Dec-2007) 580-599 (Nov-2007) 540-559 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit cards. Want a
Purpose of loan: I'm looking to consolidate debt right now.? I have paid off several credit cards, am on an accelerated payment of a car loan, and I'm just looking to speed up my payments by using a fixed-term and also to simplify by having just one loan.? My current debts are 3 credit cards (~$7300).

I work for Walt Disney World?in?Florida and have worked for Disney in some capacity?11 out of the past 14 years.? It's where I intend to be for the remainder of my working days.? I have a steady salary and work part-time jobs every so often to try and make a little extra here and there. This loan would be nice, because it would help me to keep building the credit I have.

My financial situation: I'm a great candidate for paying this back!? I've already paid off a Prosper loan in the past.? I just need to get these cards paid down and keep building that credit!

I'll be honest, I've made some stupid choices in the past, but I will not renege on my financial obligations.? There is a bankruptcy in my past, but that's been 4 years and, as you can see by my ability to get credit, I've built up enough goodwill to at least get myself in a situation where I've built some debt to prove my responsibility and restraint. In terms of my credit score, it's actually been at high as 691 recently.

Monthly net income: $2,387.00
Monthly expenses:
$Housing: $500.00
Insurance: Included in Net Income
Car expenses (includes gas and insurance): $500.00
Utilities: $100.00
Phone, cable, internet: $150.00
Food, entertainment: $300.00
Clothing, household expenses $100.00
Credit cards and other loans: $310.00
Other expenses: n/a
Savings: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 397435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$79.16

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1988	Debt/Income ratio:	108%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	18	Length of status:	7y 4m
Amount delinquent:	$176	Revolving credit balance:	$5,878	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Boo1960	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,750.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008) 680-699 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
High Rate Of Return for Investors
Purpose of loan:

Replace blinds throughout our house.

My financial situation:

My husband takes care of ALL family expenses.? Therefore I am able to service my own individual debt with my income.

Monthly net income: $ 1,250.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $?150.00 Min.
??Other expenses: $ 75.00 Prosper Loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$116.58

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1986	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,568	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tayhay	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-699 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Debt Consolidation
Purpose of loan: Consolidate debt to rid myself of High Interest credit card debt.

My credit rating does not reflect the true story of my situation. Due to a divorce a few years back, my ex-wife did not pay on the credit cards as she was supposed to which in turn blemished my credit. I have since taken over the card and have them take it out of my check each month. I would like to get one of my two cards paid off from the high interest rate that it has, which is the reason I'm requesting this loan. I recieved a loan through Prosper a few years ago, and recently paid it off early which does not reflect in my credit reports as of yet since it was recent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$521.45

Auction yield range:	11.20% - 14.20%	Estimated loss impact:	10.32%
Lender servicing fee:	1.00%	Estimated return:	3.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	47%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,838	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	market-launcher	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Hello everyone,

Thank you for taking the time to view my listing.? I am a Loan Examiner for a local financial institution, so I realize that my "D" credit rating may not look so appealing.? I can attribute my lower score and DTI ratio to health and?mortgage?issues that my parents incurred.? My actual DTI that I am financially responsible for is less than 10%, and the extra "debt" that I have was attached to my credit profile by merely acting as a co-signer to fixed income parents in a bad mortgage.? With my help, their limited income can now afford their mortgage, which they pay 100%.? I plan on using the?loan proceeds?as follows:? I have credit card debt that I want to consolidate?because of the new changes which will go into effect on credit cards next year.? My monthly payments now consist of approximately $500.00, but most of that amount goes?towards interest instead of principal.??I planned on making any necessary monthly payments to be completely finished with this debt in a 3 year time span, but it would cost me over $1000 a month on my own.? With Prosper's help, I can save interest and still meet my 3 year deadline.? I HAVE NEVER BEEN LATE PAYING IN MY CREDIT HISTORY...EVER.

Repayment will center on my current full time job and a part time job (which I recently was hired for).? I will begin teaching online courses with a renown online university within the next couple of weeks, as I am now finished with all of the required training.? I am allowed to facilitate two classes every 9 weeks, and each class pays $1275.00 (additional income of $2,550.00 every nine weeks).

The purpose of this loan is specifically and solely to pay off credit card debt. This debt was accumulated while in college (I earned an A.S., followed by a B.S., followed by a M.B.A), and the income that I receive from teaching will be used to eliminate my student loan debt, which is currently being deferred.

My monthly bills are:

Housing--$600.00
Car Insurance--$70.00
Electricity--$100.00
Cable---$60.00
Phone--$60.00
Credit Cards--$500.00
Gas--$100.00
Grocery--$100.00
Eating Out--$40.00
Entertainment--$70.00
Total?????????? $1,700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1990	Debt/Income ratio:	38%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	29 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$30,775	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	txwork	Borrower's state:	Texas	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to pay off credit cards
I have recently incurred a lot of medical bills.? I have put most of these on a credit card.? I would like to get one loan and pay all of them off.? My credit rating is noted as HR simply because I had a BK in 2003.? I have had nothing late since this time.? All accounts are current and have been current since my BK in 2003.? I have been a lender on prosper since 2007 and have never taken a loan.? I will ensure that this loan is paid back in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1993	Debt/Income ratio:	52%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	10	Total credit lines:	34	Length of status:	11y 11m
Amount delinquent:	$30	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	4
Screen name:	madman1	Borrower's state:	Illinois	Borrower's group:	NO DELINQZ
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	58 ( 100% )	660-679 (Latest)
Principal borrowed:	$16,390.00	< mo. late:	0 ( 0% )	580-599 (Dec-2007) 580-599 (Nov-2007) 600-619 (Nov-2006) 600-619 (Sep-2006)
Principal balance:	$1,402.29	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
4th Prosper Loan-Debt Consolidation
Miscellaneous Information
I?would like?a 4th Prosper Loan. I?paid?off a?$3,000 & $10,500 Loan?& paying?down loan?#3 of $1,400 total ($130 /mth).?This combo loan will reduce debts?& create cashflow to refinance our home?& escrow the Taxes on the Property. Our credit score has grown steadily since 3 years ago from high 590s to over 667 now.?After restructuring (thus the HR rating)?since?I joined Prosper 3 years ago, I have made 58 on-time payments (100%)?in the past 36 month period. That is a great payment record. And, it will continue?improvement with the Prosper and Mortgage loan refinancing. I have been employed at current Company 12 years.
Background History
I?have payday loans outstanding?with a?$4,800?balance + outstanding Prosper balance of $1,400 and est.$2,305 closing costs.?The payday costs are $1,394/mth for 6-8 more months.?My wife was laid off several years back?after 16 years?due to?Company relocation, so I?took out?several loans to survive that time period in a difficult job market.?We are close to being back?on track to refinance our house, escrow taxes & have much better cashflow situation. We have paid off 2 Prosper loans the past 3 years totalling $13,500. And, we are in much better position to reduce debt even more after paying off the payday loans and refincancing the house in 30 days period. We have a pending first mtge refi pending in early?January 2010.?We are?in a much better situation since 2007 and 2008 and the loan will reduce monthly payments by over $750/mth if we are?granted this loan:
Income?& Expenses
????????? ? Mthly Expenses???????????????????????????? Mthly Net Income???
Mortgage?????????????????????$ 1,925??????????????????Myself??????$ 4,046
Utilities????????????????????????$????650??????????????????Wife?????? ??$?1,525
Debt Consolidation?????$??1,394?
Prosper Loan????????????? $??? 130
Gas & Tolls???????????????? $?? ?160
Medical Bills??????????????$????? 50?
Taxes & Insurance?????$??? 185
Clothes & Misc.??????????$??? 100
Cleaning Bills????????????$??? 100
School Fees & Misc.??$??? ? 50
Property Taxes??????????$??? 423
TOTAL EXPENSES?????$ 5,167???????TOTAL INCOME???$? 5,581??
NET MTHLY SAVINGS?????????????????????????????????????????????$????414
Food Expenses is?paid from separate account?
Financial?Situation?& Loan Repayment Plan
By obtaining this loan, I can pay?down the $1,394 monthly Payday Loans & replace it with $400 mthly payment to Prosper to help cashflow. This would be a major help to my family financial housing & tax situation and?I am sure my credit score will improve to 700 by next year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$144.34

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	20%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 10m
Amount delinquent:	$130	Revolving credit balance:	$3,197	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dream2live	Borrower's state:	Georgia	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	32 ( 100% )	660-679 (Latest)
Principal borrowed:	$8,900.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 660-679 (Aug-2009) 660-679 (Dec-2007) 600-619 (Feb-2007)
Principal balance:	$1,542.11	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
2nd Step

I need this money to pay off an existing prosper loan and auto payoff and repair. I would also like to reinvest within prosper. My credit has improved greatly since my last loan i hope to continue doing this with?you the lenders help.? I really believe in this community, my first loan?Prosper allowed me to pay off high interest loans freeing up money to help others and this will help me further the?refi of my prosper loan along wiwith my auto will take care of this payment allowing me to further improve ! My financial situation....?
My income in 2009 on my main job?approx?$59,500 should increase moderately?On my business i'll receive approx?? $17,200 after expenses? this total will?be around $19,000 @ 2009's end on my third job i received?$1,800?may slightly increase?next year.. monthly cashflow is no problem and will stay solid? as a result of this loan.??????????????????????? thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$133.41

Auction yield range:	11.20% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	9%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,666	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	61	Homeownership:	No
Inquiries last 6m:	2
Screen name:	velocity-clipper9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my HIGH rate credit car
Purpose of loan:
This loan will be used to pay off all my credit cards.? After repeated attempts with multiple credit card lenders I cannot get the rate lower than 26%. I would love another alternative so I don't have to use these banks who are screwing us all.? Us taxpayers bail them out and this is the best they can do??? The monthly expense is very affordable so this is more of a protest loan not a necessity.

My financial situation:
I am a good candidate for this loan because?? I am the international sales manager at a debt-free food manufacturing company.? My job is very stable and I have a very nice commission check coming in February so if I cannot get a loan on this website my credit cards will be paid off then.

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 370
??Insurance: $ 180
??Car expenses: $ 60 (pd off)
??Utilities: $ 75
??Phone, cable, internet: $ 150
??Food, entertainment: $ 450
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1995	Debt/Income ratio:	9%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	1y 9m
Amount delinquent:	$108	Revolving credit balance:	$1,935	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	grady_brumbaugh	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	740-759 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Help with baby expenses
Purpose of loan:
Make sure that my wife and I have an emergency fund while she is on maternity leave.? We have a nice nest egg, but we have some medical bills to pay for since the baby came.? I want to make sure we are ok until she goes back to work.

My financial situation:
My financial situation is great.? I make 105K per year and my wife makes close to 60K.? We own a home and are very good with payments.? I really just need a stop gap until she returns to work for those "just-in-case" things and baby expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$1,013.40

Auction yield range:	11.20% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	23%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$182,642	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ore-ballet	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan: pay off credit card debt
This loan will be used to pay off a high interest credit card at 12.00%.

My financial situation: very good income level which will increase above 200K in 2010.
I am a good candidate for this loan because based on current income level and good credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.53

Auction yield range:	17.20% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1981	Debt/Income ratio:	37%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	78	Length of status:	16y 4m
Amount delinquent:	$2,513	Revolving credit balance:	$5,921	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	38	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enchanted-revenue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to? pay down some credit cards and my car loan which is under $2000.00 ????

My financial situation:
I am a good candidate for this loan because?I am a supervisor and candidate for manager

Monthly net income: $ 4166.00

Monthly expenses: $
??Housing: $ 1895.00
??Insurance: $ 250.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 500
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$271.90

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2002	Debt/Income ratio:	23%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	23y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	blue-community-sunshine	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off other Bills
Purpose of loan: Pay off some bills
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I have good credit and?I am a responsible person for paying back the loan?

Monthly net income: $
2400.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 500
??Phone, cable, internet: $ 100
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$98.00

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,021	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	special-truth	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Spring
Purpose of loan:Spring time is the best time for my business. I specialize in solid surface countertops. I usually stock with sinks and supplies around this time of year to get ready for the spring and summer work.
This loan will be use sinks, faucets and supplies.
I have a great business and may income has been steady, even though the economy has slowed.
I have great payment history. I pay on time and have never been late on a loan.

I am a good candidate for this loan because? I pay my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1998	Debt/Income ratio:	13%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	13	Length of status:	11y 9m
Amount delinquent:	$11,762	Revolving credit balance:	$11,276	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Visual_Foto_Artist2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FOCUSED: To Rebuild, w/your help!
Purpose of loan:The purpose of this loan is to pay off the remaining debt that I have been working down. A former contract-employee,?suffered a hardship seven years ago when funding concluded on a project which left me without full time employment for a little over a year. I regained a Full-Time position with my present employer but took a substantial cut in my pervious salary earnings. Employed in the healthcare setting for over eighteen years, I have restructured both career and financial goals, focusing my attention in the areas of art therapy. I returned to school a year ago, accepted in the BA/MA program as a full-time student to complete my studies in Visual Arts in Photography, Film Studies, and Media Productions at the New School University. This loan will also assist in buffering my educational cost between semesters.

My financial goals & message to lenders:
I am aware that my credit profile may deter lenders from participating in my listing but I ask that you reflect on my current financial goals and strength: Work with my financial advisor; Secured the proper insurances covering income loss again or life; Continue communication with creditors and credit reporting agencies in the efforts to increase my credit rating and worthiness; Achieve grant and scholarship support through opportunities presented in the arts; Exhibit and sell my art work.Monthly net income: $ 2400+

Monthly expenses: $
Housing: $ (Responsible for maintenance/utilities/improvements where necessary)
Insurances: $ (Payroll deduction - hospital benefits package) & $155.00 (external life & income coverage)
Car expenses: $0 (no car)
Utilities: $250 - $350
Phone, cable, internet: $80 - $125. (Packaged)
Food, entertainment: $200-300 (food)
Clothing, household expenses (As needed not monthly)
Credit cards $0 - no credit cards; other loans: $0
Other expenses (Monthly Transit - Metro, cab): $200+
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$72.30

Auction yield range:	4.20% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1988	Debt/Income ratio:	29%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,082	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-astute-payment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to pay down credit cards that have increased their APR's from single to double digits due to the new laws that were enacted.

My financial situation:
I am a good candidate for this loan because? I have not been late on a credit card payment in at least a year (off the top of my head).? Even though I have only been with my employer 3 years - I have worked in the transportation industry for over 15 years.? I am a good person who got caught in the credit crisis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1993	Debt/Income ratio:	40%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	17y 8m
Amount delinquent:	$570	Revolving credit balance:	$27,905	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	productive-note6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELPING DAUGTHER RELOCATE
Purpose of loan:
This loan will be used to pay for moving expenses for my daughter and new grandson to move to Tallahassee, FL.? My daughter is a new first time single parent and due to job hour cutbacks is unable to pay the living expenses for her & my grandson.? Therefore they are moving in with me as soon as I can get them moved back to Tallahassee.

My financial situation:
I am a good candidate for this loan because up until late October - early November I've been paying all my monthly expenses on time. My financial situtation has improved with a raise effective January 4, 2010, my fiancee & I are now living under one roof and he's contributing to other household expenses.

Monthly net income: $ 2852.00

Monthly expenses: $
??Housing: $ 1,043.00
??Insurance: $ 212.00
??Car expenses: $?100.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $? 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.55%	Starting borrower rate/APR:	21.55% / 23.81%	Starting monthly payment:	$455.50

Auction yield range:	8.20% - 20.55%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,831	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	AttitudePie	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Production for Spring 2010
Purpose of loan:
We are a children's clothing designer.? At the most recent market this fall, our orders from new and existing customers grew immensely.? We are also expanding into?two new markets in the United States.? The Midwest and New England.?We need this loan to help fund the?manufacturing of the clothing and for a successful expansion into these two new markets at the upcomming trade shows in January through March.

My financial situation:
I am a good candidate for this loan because the?clothes we are manufacturing have already been ordered by?our customers and we will be paid as our customers receive their merchandise.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1988	Debt/Income ratio:	42%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$40,070	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	famous-dinero	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards!
Purpose of loan:
This loan will be used to? work on getting out from under my credit card debt.? I've been working on it, but it is a slow process; I believe this loan will help me continue working towards this goal.

My financial situation:
I am a good candidate for this loan because?I'm committed to doing this.? I'm also very trustworthy (I'm a teacher) and even though my credit rating isn't great, would greatly appreciate someone taking a chance on helping me out.

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	8%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	45	Length of status:	9y 7m
Amount delinquent:	$22,827	Revolving credit balance:	$706	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	urbane-agreement158	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basic Transportation to Get to Work
Purpose of loan:
This loan will be used to purchase a vehicle to get back and forth to work and take my children to their various activities.?

My financial situation:
I am a good candidate for this loan because I feel that I have proven over the past several years that I will honor my commitments.? I have had credit problems in the past but they have all been resolved and i have proven this over the past 3 years.? I have several recent inquiries and approvals for auto loans but the terms require me to buy a more expensive vehicle than I need and I am trying to purchase a very basic, used car.? Although I do have 2 delinquincies listed I currently make payments on these and I am on good terms with the creditors.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $?200
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$238.26

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1974	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	17y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,261	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	enriched-fund886	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Diversify and advertising budget
Purpose of loan:
This loan will be used to? diversify our decorating business, more samples of products and more advertising ..? Would like to add other product/samples that would open up more business such as decking products etc.?

My financial situation:
I am a good candidate for this loan because? I have a good record of paying back amounts borrowed, I am not tr;ying to get rich, just there to make a living

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 100.00
??Car expenses: $ 50.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2001	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,501	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	happyholidays	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair/Remodel Fire Damage
Purpose of loan:
This loan will be used to?
Repair Remodel fire damage

My financial situation:
I am a good candidate for this loan because?
I pay on time everytime and have no negs on my credit report

Monthly expenses: $?
??My morgage is 600.00 per month both my vehicles are paid for and I don't use credit cards because the interest rate is to high now days.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$566.27

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2002	Debt/Income ratio:	51%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,311	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	phenomenal-revenue5	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my unsecure debt obtained from expenses related to obtaining by undergraduate and graduate degrees.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I have achieved a good credit score because of this. My hopes are to pay down high-interest debt in a shorter amount of time than I would at current interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.95%	Starting borrower rate/APR:	10.95% / 11.30%	Starting monthly payment:	$163.58

Auction yield range:	3.20% - 9.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1985	Debt/Income ratio:	4%
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	37y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,421	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	melody5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1995	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,214	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	favorite-diversification	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my wedding
Purpose of loan:
This loan will be used to pay off my wedding.? My husband and I were able to pay for half the wedding and my parents were going to pay the rest.? They feel into some difficult times and are no longer able to help.? I just need to pay off the Banquet hall that the reception was at.

My financial situation:
I am a good candidate for this loan because I have a good full time job with a steady income and my husband who works part time as a firefighter will be helping to pay the loan

Monthly net income: $ 2600

Monthly expenses: $?
??Housing: $ 1200
??Insurance: $ Car insurance is?$130 for both cars
??Car expenses: $ 0- Our cars are paid off
??Utilities: $ 75
??Phone, cable, internet: $?115
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$66.43

Auction yield range:	8.20% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	27%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,629	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kwxj61b	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	740-759 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Prosper Investment
Purpose of loan:To get a low percentage loan and then lend it to the low credit borrower.

My financial situation:I am a good candidate for this loan because I have a job to pay for the loan and I have high credit rating.

If you have any questions, feel free to ask.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1994	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	listing-delight9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.14%	Starting borrower rate/APR:	30.14% / 34.17%	Starting monthly payment:	$42.53

Auction yield range:	11.20% - 29.14%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$23	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ringleader72	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnishing Apartment
Purpose of loan:
This loan will be used to furnish my one bedroom apartment.? Replacing sofa and couch due to spacing issues and getting a small?sectional? Also replacing mattress in bedroom with better quality one to improve sleep and help with back.
My financial situation:
I am a good candidate for this loan because?past credit issues were due to loss of job and some things I disputed?with the credit bereaus were not removed ?but I have been at my current?job for 4 years and all my current bills have been paid on time and never late?credit card, car payment.? I'm just tired of being told no and need a chance to show I take my bills seriously.? I can make a monthly payment of $45

Monthly net income: $ 1550

Monthly expenses: $
??Housing: $569
??Insurance: $121?
??Car expenses: $166
??Electric: $30
??Phone, cable, internet: $ 87
??Food, entertainment: $100???
??Credit cards and other loans: $23

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1997	Debt/Income ratio:	19%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	34y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,326	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	RedwoodTreasures	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for "Our Gift Shop"
Purpose of loan:
Working capital for "Our Gift Shop"?

My financial situation:
This money will be used as working capital for our small gift shop in the Mall of NH. I am a school teacher in the Manchester?NH school system and have been for the last 34 years. I can afford this loan and will be able to pay it back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	46	Length of status:	20y 6m
Amount delinquent:	$2,298	Revolving credit balance:	$58,635	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	euro-proton	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up on credit card debt
Purpose of loan:
This loan will be used to? pay off nagging creditors

My financial situation:
I am a good candidate for this loan because? I am a retired educator with a small pension which added to my self-employment income usually covers my debt obligations. Lately, my sales have been at an all-time low. I continue to prospect and make calls. I know things will change soon.? In addition, I have a non-profit business that I?founded in 2006 to infuse financial literacy?with academic literacy. I am also seeking funding to get it operational again.

Monthly net income: $ 50,000.

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 300
??Car expenses: $ 700
??Utilities: $ 80
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1500?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 36.68%	Starting monthly payment:	$179.23

Auction yield range:	17.20% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1989	Debt/Income ratio:	74%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	14 / 10	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	1y 5m
Amount delinquent:	$607	Revolving credit balance:	$39,448	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SammyJake-Buddy3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Truck
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1976	Debt/Income ratio:	30%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	12y 3m
Amount delinquent:	$65	Revolving credit balance:	$30,001	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	liberty-prominence1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting the journey out of debt!
Purpose of loan:
This loan will be used to payoff accumulated debt and provide financial reserves?

My financial situation:
I am a good candidate for this loan because simply I pay my accounts?

Monthly net income: $4,300

Monthly expenses: $
??Housing: $1,475????
??Insurance: $200
??Car expenses: $556?

??Utilities: $500

??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$399.72

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	39%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,972	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FUNDS-TO-SUCCEED	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	740-759 (Latest)
Principal borrowed:	$19,500.00	< mo. late:	0 ( 0% )	720-739 (May-2007)
Principal balance:	$3,877.05	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Renovation's at My Sweet Home....
Purpose of this loan:???

?????????I almost payoff my existing loan, there's a few more payments left. I would like to take advantage again of this great Prosper service and get another loan to do my house renovations. I would like to install?tile in?2 of the?bathrooms, new tile flooring on the kitchen area, fresh paint, and whatever?is necesary?to be made to maintain the beauty of my home.

My financial situation:?

???????? My monthly income is $5,000. And I?have been successfuly in my profession for over?9 years. There's also an additional?rental property income of $550 for a mobile home. Also, I am a successful lender on Prosper for the past 2 years.

Monthly expenses:????

?????Housing: $ 680.00??Insurance: $ 146.00??Car expenses: $ 290 (gas, maintenance, etc...)??Utilities: $ 450??Phone, cable, internet: $?35??Food, entertainment: $ 680??Clothing, household expenses $ 150??Credit cards and other loans: $ 1450???

Total expenses including credit cards that will be covered with this prosper loan: $?3885

Thank you very much for your support.?

God bless you ALL ! ! ! ! !...... Again.

G.A.

..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1997	Debt/Income ratio:	29%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,042	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	repayment-comet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to? re do some bills

My financial situation:
I am a good candidate for this loan because? i pay my bills

Monthly net income: $ 5,300.00

Monthly expenses: $
??Housing: $ 1,500.00
??Insurance: $ 160.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$150.86

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-2000	Debt/Income ratio:	27%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$83,684	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Lovin_Work	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need funds to move
Purpose of loan:
This loan will be used towards moving expenses

My financial situation:
I am a good candidate for this loan because I pay my bills on time and am responsible?

Monthly net income: $ 5000

Monthly expenses:?Total $8,000 but they are?shared with my husband.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.55%	Starting borrower rate/APR:	15.55% / 17.73%	Starting monthly payment:	$87.34

Auction yield range:	4.20% - 14.55%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1990	Debt/Income ratio:	46%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,839	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	C10ARKAD	Borrower's state:	Arizona	Borrower's group:	Achieve Greatness
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	720-739 (Latest)
Principal borrowed:	$12,300.00	< mo. late:	0 ( 0% )	720-739 (Nov-2009) 700-719 (Dec-2007) 720-739 (Mar-2007)
Principal balance:	$2,198.40	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Business Loan
Purpose of loan:
This loan will be used to expand?a business venture.? Funds will be used to re-design our current website, film a You Tube video for on-line marketing, printing additional copies of our teaching manuals and film our on-line course.?

My financial situation:
I am a good candidate for this loan because I have already paid back my first Prosper Loan?early and have paid timely on a second loan.? All payments are deducted from my checking account through automatic withdrawal.? I have a good job and earn more than $3,500 per month.? I am seeking a Prosper loan at a lower interest rate rather than using credit card debt? to fund the business expansion.? I am working my business in addition to working full time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$769.51

Auction yield range:	8.20% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1994	Debt/Income ratio:	24%
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,146	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reward-winner	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodel the kitchen and master bath
Purpose of loan:
This loan will be used to remodel my kitchen and master bathroom. I just recently bought a foreclosure house and need to fix it up.

My financial situation: I have a stable job and just want to have a comfortable cushion with the loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$114.91

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2002	Debt/Income ratio:	79%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	2	Total credit lines:	21	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,678	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	active-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to?
pay off my son in laws drivers license so he can get an excellent job in alaska
My financial situation:
I am a good candidate for this loan because?
i have always fulfilled my credit obligations and want to see my son in law achieve that same value and keep his family healthy and happy
Monthly net income: $
1900.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $106
??Car expenses: $ 260
??Utilities: $?200??
Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$22,438	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	organized-dough	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
operating expenses
Purpose of loan:
This loan will be used to cover general operating expenses until the contracts outstanding start resulting in generated income.? This should happen within the next 30-60 days.? The business does a lot of work with tribal organizations, and the process to begin payment takes longer than when dealing with organizations that are not part of the tribal system.? This loan will be used to cover general operating expenses for the next 30-60 days that will more than be covered once payment begins with the current contracts.

My financial situation:
I am a good candidate for this loan because I always pay my debt, and I have $183,000 in contracts that will start paying within the next 30-60 days.? Once those contracts are in payment status, I will be able to cover all operating expenses easily.? I have a good credit rating and always pay my outstanding obligations in a timely manner (as evidened by my credit report).? My yearly income last year was nearly $200,000, and I have been bringing in at least that much each year I have been self-employed - I have a consulting business that provides program evaluation and grant services to organizations and tribal governments.??

Monthly net income: $ 9000.00

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 800
??Car expenses: $?670
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1992	Debt/Income ratio:	56%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	17 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,845	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bold-reward-caballero	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
parts for vehicles to sell 4 profit
Purpose of loan:
This loan will be used to?engines and related parts to complete 3 pulling tractors to sell

My financial situation:
I am a good candidate for this loan because? I pay my loans off early, just not to the liquid stage yet

Monthly net income: $

Monthly expenses: $
??Housing: $ 459
??Insurance: $ 200
??Car expenses: $ 932
??Utilities: $ 115
??Phone, cable, internet: $ 65
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ tools 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1994	Debt/Income ratio:	26%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	0y 5m
Amount delinquent:	$5,930	Revolving credit balance:	$4,332	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	basis-jaunt	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to? Pay off credit cards.

My financial situation:
I am a good candidate for this loan because? I pay my bills. I have rental property and a roomate and will be able to pay this back in a timely manor.

Monthly net income: $ 3000.00 plus other income from roomate and renter

Monthly expenses: $ 2200.00
??Housing: $ 679.02
??Insurance: $ 600.00 every 6 months paid
??Car expenses: $ 328.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2000	Debt/Income ratio:	16%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,108	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jholz7	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008)
Principal balance:	$4,858.44	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off credit card balances
Purpose of loan:
This loan will be used to pay off the remainder of my credit card balances so I can get a fresh start on my credit.

My financial situation:
I am a good candidate for this loan because I have had a Prosper loan for the past 17 months and have kept it in good standing. I used that first loan to consolidate many of my credit card balances. That let me pay down another card so I have 2 left that I need to pay off. This loan will let me finish the task. My monthly payment for this new loan will be about the same in what I save on paying off the credit cards, but if it is a bit more I have some wiggle room in my budget to cover that as well.

Monthly net income: $3600

Monthly expenses: $
Housing: $880
Insurance: $85
Car expenses: $150
Utilities: $225
Phone, cable, internet: $275
Food, entertainment: $600
Clothing, household expenses $150
Credit cards and other loans: $950

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$113.15

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1997	Debt/Income ratio:	11%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,978	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	happychick981	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 680-699 (Jul-2008)
Principal balance:	$4,245.37	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off medical bills
Purpose of loan:
This loan will be used to pay off my medical bills from various doctors regarding a surgery I had a couple months ago

My financial situation:
I am a good candidate for this loan because I have a lot of work coming up, and I can pay this small loan off in a couple of months, I just don't have enough funds this month due to the holidays

Monthly net income: $ 8000

Monthly expenses: $ 5000
??Housing: $ 1450
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.95%	Starting borrower rate/APR:	9.95% / 10.29%	Starting monthly payment:	$209.58

Auction yield range:	3.20% - 8.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2002	Debt/Income ratio:	19%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,370	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	oboe8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college tuition
Purpose of loan:
This loan will be used to pay-off my daughter's college tuition.
My financial situation:
I am a good candidate for this loan because I really need help to cover-up my daughter's college funding and is a very responsible creditor as I have never been late in any of my previous credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.20% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	62%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Retired
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,566	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unassuming-credit0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vARIOUS
Purpose of loan:
This loan will be used to? FOR PERSONAL USE

My financial situation:
I am a good candidate for this loan because? i PAY MY BILLS

Monthly net income: $ 2281.00

Monthly expenses: $
??Housing: $ 724.07
??Insurance: $
??Car expenses: $ 100.00
??Utilities: $ 200.00 PHONE &CABLE
??Phone, cable, internet: $
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 450.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$271.90

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1999	Debt/Income ratio:	29%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,444	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	2
Screen name:	nourishing-auction	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit Card Debt
Purpose of loan:
This loan will be used to pay off my furnace, credit card debt from stores and and other things.

My financial situation:
I am a good candidate for this loan because I have had previous loans and paid them off early. I have a great job and one payment to pay b ack it better and I would be able to pay more because I will only have one payment.

Monthly net income: $
1800.00
Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 72.60/ month
??Car expenses: $ 336.90/ month
??Utilities: $250.00
??Phone, cable, internet: $ 86.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 2000.0
??Credit cards and other loans: $?7000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$68.36

Auction yield range:	8.20% - 13.00%	Estimated loss impact:	6.79%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	2%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	6 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$200	Occupation:	Accountant/CPA
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jokerj006	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 740-759 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
rebuild credit score
Purpose of loan:

I had to file bankruptcy because of some bad business debts that I personally guaranteed. I have a long history of excellent credit and still have a credit card through my bank. My credit score is back to the?upper 600?s three months after bankruptcy. I want to obtain this loan to establish credit for an installment loan and raise my credit score.? The?2k of funds?will be held in a T-Bill with Treasury Direct.Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	14%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	0y 11m
Amount delinquent:	$123	Revolving credit balance:	$659	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	camaraderi-hut6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing a new kitchen
Purpose of loan:
This loan will be used to complete our kitchen remodel so that we can have a working sink, stove and countertops

My financial situation:
I am a good candidate for this loan because I have a steady and regular income and supplement my income with regular consulting work every month. I am honest and hard working and believe in teaching my children not only the value of an earned dollar, but being responsible with it.

Monthly net income: $8000 $

Monthly expenses: $
??Housing: $2000
??Insurance: $150
??Car expenses:$500
??Utilities: $200
??Phone, cable, internet: $120
??Food, entertainment: $200
??Clothing, household expenses $400
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.95%	Starting borrower rate/APR:	11.95% / 12.30%	Starting monthly payment:	$497.86

Auction yield range:	3.20% - 10.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1988	Debt/Income ratio:	18%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,781	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rapid-moola8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rather pay YOU interest than CCard.
Purpose of loan:
I will be consolidating 3 credit cards I acquired balances on for the first time since college in the last 2 months only. We had some medical expenses and other needed costs that rapidly exceeded my ability to payoff the cards without selling stock from my trading portfolio. I'd much rather pay individual investors rather than credit card companies so I'm trying this out for the first time having read about it in the news.

My financial situation:
I am a good candidate for this loan because? 1) I put a ridiculously low estimate of my income at $70,000. It's much higher. I have FICO's in the 800's, have never had a late payment on anything in my life, and perhaps most importantly have many, many multiples of this loan amount in my stock portfolio if I decided to sell stocks. The possibility, or likelihood even that those stocks are going up prevents me from wiping clean the balances here. I have over this amount in cash in my checking accounts as well, but using it would leave me in the same financial situation: having to sell stock to meet ongoing living expenses. Pipeline commissions for me exceed $40,000, but I won't be paid on them immediately as there is a lag in my commission income. Conservatively, commissions will exceed $35,000 already booked into the new year for me with a less than 1% fallout rate over my 13.5 year career. I will earn over $40,000 if I stopped working today in other words. I own 1 car outright, have a $269 payment on the other. We live very conservatively, frugally. I really want to try out this peer to peer lending more than I want to sell stock. How's that?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.85%	Starting borrower rate/APR:	11.85% / 13.98%	Starting monthly payment:	$447.43

Auction yield range:	4.20% - 10.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	17%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,692	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	moola-melody	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Entrepreneur Seeking Venture Caps
Purpose of loan:
This loan will be used as start up capital for a small residential care facility.? The Golden Girls Retirement Manor will provide upscale accommodations for?vibrant, active senior ladies that no longer wish to live alone or need occassional assistance with day to day activities.? There will be a live-in nurse to give assistance when needed, monitor medications, cook all meals,?provide housekeeping, laundry, meals and transportation.? I already have the nurse ready to begin working.? I have one resident waiting for completion of the facility. I put a lease?offer on a?property 2 days ago. I had 200 brocures and flyers printed and ordered an ad to be placed in the next publishing of the local phonebook.? I have researched all permits, licenses and zoning.?There is only one competing facility in town, and?it has no vacancies.?

My financial situation:
I am a good candidate for this loan because? I am an accomplished small businessman who understands what it takes to successfully research, start and run a business.?My income to debt ratio is manageable.?My mortgage is much lower then most banks think I qualify for.?I do not have any vehicle?debt.?I own several successful rental properties. I always pay my debtors because I may need capital again in the future, and a great deal?must be beneficial and profitable for everyone.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.58%	Starting borrower rate/APR:	24.58% / 26.88%	Starting monthly payment:	$197.69

Auction yield range:	8.20% - 23.58%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	48%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$47,922	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	relentless-agreement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going on vacation
Purpose of loan:
This loan will be used to take a vacation.
My financial situation:
Just need a break from all the pressures of work.? I"m never late on payments and always pay what I owe. I work and receive retirement pay.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$86.75

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	32%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,920	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	openness-pal	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay off my credit cards
Purpose of loan:
Pay off my highest interest credit card

My financial situation:
I have always found it to be very important to pay back my debt to someone as soon as possible. I don't like owing money. Due to some hard times, I have gotten in way over my head and I want to be able to keep up with the bills again

Monthly net income: $1600

Monthly expenses: $
??Housing: $730
??Insurance: $100
??Car expenses:$100
??Utilities: $100
??Phone, cable, internet: $120
??Food, entertainment: $250
??Clothing, household expenses $30
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.70%	Starting borrower rate/APR:	24.70% / 27.00%	Starting monthly payment:	$396.01

Auction yield range:	8.20% - 23.70%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1987	Debt/Income ratio:	49%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$76,177	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	7581	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	700-719 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 640-659 (Nov-2007) 680-699 (Jan-2007)
Principal balance:	$1,950.76	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
remodeling house
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,147	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dollar-driver4	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up
Purpose of loan:
This loan will be used to cover start up of HVAC contract for Kroger remodel project.

My financial situation:
I am a good candidate for this loan because we presently are under contract in the amount of $49,000.00 for this project with a guaranteed pay agreement.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	48	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$123,423	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	graceful-dedication	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying homeowners insurance
Purpose of loan:
This loan will be used to pay my homeowners insurance which is due December 10, 2009.?

My financial situation:
I am a good candidate for this loan because I have an excellent credit history of paying back my loans on time.? Our debt to income ratio is high as I elected to stay at home with our two young daughters, which has impacted our credit score, though otherwise we are good solid borrowers who pay our bills on time each month.? My husband's job within his company just changed, requiring us to have a second residence for when he works out of state (6 months in each location).? We decided to purchase a second home rather than rent something for the 6 months of each year we are away to provide a more comfortable and "home-like" environment for our children and also to reduce the expenses of moving furniture and personal effects, etc. each year.? However, we are only given an additional "live-out" income the months we are away, and as a result our funds are very tight until he begins receiving reimbursement for our second home expenses, which will begin in April, 2010.? Unfortunately, our property taxes and homeowners insurance are due in December, and we don't have enough available to pay them both this month.? If this loan is funded, I plan to pay the monthly payments towards my loan for the next 5 months, and repay the loan in full in May, 2010.

Monthly net income: $ 8133

Monthly expenses: $
??Housing: $ 3532.00
??Insurance: $ 588
??Car expenses: $ 400
??Utilities: $ 487
??Phone, cable, internet: $ 228
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1401
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	19 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$107,311	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-balanced-value	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase employee stock options
Purpose of loan:
This loan will be used to purchase employee stock options.? I was issued 1875 stock options @ $7.47/ea for a total cost of $14,006.25 if I were to purchase all of the options.? The company plays in the network security space, has over 1000+ employees and growing revenues.? They filed their S-1 with intent to go public a few months ago.? The founders were successful with past similar network security companies.? Regardless of whether they do end up following through with their IPO, the company has smart technology and is continuing on a healthy growth path.? The options expire 12/10/09.

My financial situation:
I am a good candidate for this loan because I take 0 deductions and like previous years expect to receive?approximately $8K back from my?2009 tax?returns this?March.? When?employed or on an active contract I make?$130K/year or $65/hour.? Although I was recently released from my employment at this company, I expect to pick-up my next contract or employment opportunity within a month or two.? I have a family to support, so out of necessity I am highly motivated to find my next opportunity soon.? In the interim, I have a medical billing practice for evening work in which I take in approximately $1500/mo.? I also take in ad hoc work such as Web design and Copy Editing work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2001	Debt/Income ratio:	32%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	17y 4m
Amount delinquent:	$0	Revolving credit balance:	$239	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	CarlosCespedes	Borrower's state:	Florida	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-739 (Oct-2009) 720-739 (Sep-2009) 640-659 (Jul-2008) 640-659 (Jun-2008)
Principal balance:	$1,429.12	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
PAYOFF FIRST MORTGAGE BALLOON PAYME
I have a lender portfolio in prosper in active?cash flow?with loans for 3 years.Means I got to be here.
I am a good candidate for this loan because I had been in Prosper long time ago and I always pay on time,my credit is good and I am taking care of it,before I was negligent in follow up with my credit but now I am always checking that everything is ok,.I have a job,my properties are all rented out and I am making my Own repairs so is not a problem pay for this loan and I am a heavy worker my obligations first. My credit score is 720.
I?NEED BADLY THIS ONEY AND THIS IS THE USE?I WILL MAKE:
??? 1.- Payoff balloon payment (only mortgage) to a private investor?? 20 000
????2.- payoff property azes in this property? 1500
??? 3.- payoff loan I has in Propsper with a 1300 balance.

?? Thanks for bidding and I appreciate you bid in my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1995	Debt/Income ratio:	36%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,941	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dime-position6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money For New Start
Purpose of loan:
This loan will be used to pay off the remainder of my credit cards and do some home maintenance projects to make our home more comfortable and safe to live in also to fix my car so I can have a more reliable?vehicle to get back and forth to work. If there is any money left I would like to take some classes at my community college to further my education.

My financial situation:
I am a good candidate for this loan because?over the last 5+ years I have paid?EVERY bill on time and continue to improve my credit?report and score even?after a bankruptcy. I have the income to pay?my bills from my?full time job and side jobs I do. Paying monthly bills is not a problem for me, I just need a lump some loan to get?back on top of things. I am a honest, reliable, hardworking person that just needs a little help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$272.27

Auction yield range:	17.20% - 17.30%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1989	Debt/Income ratio:	28%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,057	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	flexible-treasure9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARD
Purpose of loan:
This loan will be used to pay off credit?cards as well?as?finish grad school.Hello I am a freelance graphic designs. I decided to continue my education by pursing a Master Degree in Leadership Studies from Baker College. I started an online business?called Superior Designs?to help me pay for grad school. I am seven classes from receiving my master degree as well as I ran out of funds paying for grad school. My expected graduation date is spring 2010. I receive my Bachelor Degree from the University of Baltimore in May 2007 concentrating in the area of corporate communication. My Online Business was great at first but now business has been real slow. That why I want to take a moment to ask you for your help in helping me continuing my mission. Winston Churchill says it best. What are we giving today? How are we impacting someone?s life through our giving? We can change someone?s world just by giving. And it doesn?t always have to be money. Give a smile, a compliment, buy a lunch, give your time. There are so many ways to give. If you would like to be a blessing go www.superiordesigns.biz click on the donation tab. Thank you for your support.My financial situation:
I am a good candidate for this loan because I?am?employed for the?federal government?at the Social?Security
Administration as well as freelancer graphic designer
Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 12790.00 Own a condo
??Insurance: $ 24.85
??Car expenses: $ no car
??Utilities: $ 85.00
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,932	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	onezanyteach	Borrower's state:	Oklahoma	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	28 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Aug-2009) 620-639 (Mar-2008) 580-599 (Dec-2007) 580-599 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Remodel House
Purpose of loan:
This loan will be used to replace my windows with more energy efficient ones.? I would also like to put insulation in my attic.?

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time.? I've paid off two? prosper loans previously.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 603
??Insurance: $ 72
??Car expenses: $ 292
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,120.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$163.81

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1998	Debt/Income ratio:	33%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,695	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	3
Screen name:	militaryafdude	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-559 (Mar-2008) 540-559 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off debt & closing accounts
I am trying to get my main credit cards paid off (to be shut off) in order to lower monthly payments.? We have had a prosper loan before and paid it off in a quarter of the time alotted.? In addition, this years tax return (normally around $7000) will go to pay off this loan.To be paid (shows debt, balance, & monthly payment): Dental?Bill,?$286.60, $100.00; Capitol One (me),?$781.42, $17.00; Capitol One (Spouse), $534.63, $15.00; PayPal credit?(me), $542.80, $18.00; PayPal Credit (Spouse), $183.05, $10.00; Target, $161.13, $10.00; Walmart (me), $369.09, $17.00; Walmart (Spouse), $600.83, $26.00; Orchard Bank, $278.80, $15.00; GAP credit, $132.70, $10.00; Old Navy credit, $128.01, $10.00.? Monthly expenses total: $3648.65. This will be put on an allotment; prosper loan is 100% guaranteed to be paid.Please bid with confidence!? Thank you?very much and may God bless you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2006	Debt/Income ratio:	17%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,507	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dough-caravan	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Back to school
Purpose of loan:
I have recently proposed to my girlfriend of 4 years who just got into grad school at the university I attend in Boston. We had to find our first place together up there which was a new experience for the two of us. With all of these life changing events going on I forgot to file my normal paper work for paying for school in a timely manner. This loan will just help to cover expenses of moving and getting set up before my money clears in January.

My financial situation:
I'm a good candidate because I have been working hard to start my life off on the right foot but have just come up a little short right now. The money to repay the amount I am asking for will be cleared in my account by the end of January, the problem is I need it sooner.

Monthly net income: $
2,500

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 13
??Car expenses: $ 0
??Utilities: $ 25
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 20
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	6%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	99	Homeownership:	No
Inquiries last 6m:	1
Screen name:	heartpounding-funds	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying new computer
Purpose of loan:
This loan will be used to? buy new computer

My financial situation:
I am a good candidate for this loan because?
I have a steady income , A disability check every month
Monthly net income: $
1356.00
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	14.20% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2006	Debt/Income ratio:	37%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,406	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dinero-beeper	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card
Purpose of loan:
This loan will be used to? Pay off one credit.

My financial situation:
I am a good candidate for this loan because? I am have a full time job. I been working with the same company for over 4 years now.??????

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 300????
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 220
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	21%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$35,028	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	courteous-return9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying CC's off to get on track!
Purpose of loan:
This loan will be used to pay of my high APR credit cards and get myself back on track to reduce overall debt.? With the financial crisis, company's like Amex have cut my credit, while other companys (like Homedepot!) are looking to raise APR to 25% before government changes take affect.? I really want to make sure I am in a good place as the economy starts to hopefully recover.

My financial situation:
I am a good candidate for this loan because?I have a good credit rating, own a home with my wife and two kids, have a steady job (which they will hopefully remove the?hold on raises for the past 3 years) and as boring as a life as it sounds. :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1986	Debt/Income ratio:	56%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,550	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cherio	Borrower's state:	Minnesota	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	41 ( 82% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	9 ( 18% )	660-679 (Jan-2008) 600-619 (Nov-2007) 640-659 (May-2007) (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
medical bills
Purpose of loan:

?I would like to consolidate all of my medical bills and credit cards into one monthly payment.?

My financial situation:
I have a steady monthly income from my Teacher's Retirement Disability Account and I also receive Social Security Disability Benefits.?

Monthly net income: $3600.

Monthly expenses: $
??Housing: $ My husband pays for?our living expenses with his income.
? Insurance: $ .
??Car expenses: $.
??Utilities: $0.
??Phone, cable, internet:?0..
??Food, entertainment: $ 100.
??Clothing, household expenses $?100.
??Credit cards and other loans: $?600..
??Other expenses: $ 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1995	Debt/Income ratio:	28%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	restless-kindness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down Student loans
Purpose of loan:
This loan will be used to? help pay down student loan. I'm a single parent with a son in High School
?and I wonna pay back all I owe so when he start's college I'm able to assist him. This loan is just a?
?small start to help repaying my loans,I'm learning a 2nd?trade and I?pray it will help pay them off!?

My financial situation:
I am a good candidate for this loan because?I make sure my bills are paid on time and I'm committed to paying what I owe.?

Monthly net income: $ 3538

Monthly expenses: $
??Housing: $ 990????
??Insurance: $?103
? Car expenses: $ 692
??Utilities: $ 120
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	19.20% / 21.43%	Starting monthly payment:	$367.57

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	37%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	2y 0m
Amount delinquent:	$1,366	Revolving credit balance:	$4,685	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thrifty-listing5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting an apartment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$297.31

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2004	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,551	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	diversification-goose	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating my credit cards
Purpose of this loan is to consolidate my dept in just one monthy payment.
My income is 1800 after taxes every two weeks, I don't really have many expenses besides rent which is 800 a month. Car insurance 120, and some credit cards which is why I'm applyin for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.95%	Starting borrower rate/APR:	9.95% / 10.29%	Starting monthly payment:	$161.22

Auction yield range:	3.20% - 8.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2001	Debt/Income ratio:	30%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,689	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	obedient-loot0	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling home - Closing costs
Purpose of loan:
This loan will be used to subsidize the closing costs of our house that we are selling.?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time, and I have a secure job in which I will have the means to pay this bill on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 6	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 6m
Amount delinquent:	$2,707	Revolving credit balance:	$1,898	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	tranquil-return1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
updating an existing bathroom
Purpose of loan:
This loan will be used to? update and improve an existing bathroom

My financial situation:
I am a good candidate for this loan because?my husband has a very reliable and dependable job and are able to keep our part of making timely monthly payments accordingly.
Monthly net income: $ 10000.00

Monthly expenses: $
??Housing: $?1939.21
??Insurance: $ 700.00
??Car expenses: $ 700.00
??Utilities: $ 400.00
??Phone, cable, internet: $?250.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 1000.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$483.13

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1993	Debt/Income ratio:	48%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$33,153	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stylish-velocity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off 2 of my credit card bills. I have a total of 4 and I thought if I could pay off 2 at a time, that would be GREAT!?
I have applied for loans at several banks but was declined.? Hope your company can help me out.????

My financial situation:
I am a good candidate for this loan because? I have good payment history.? I am never late on my?payments.? I have a substantial amount of debt, but I will pay what I owe.? I am very trustworthy and honest. I know how to take responsibility for my actions. I have a full time job and 2 part-time jobs and I will try my best to pay by whatever means necessary to pay off my debts. (sensible means):
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1975	Debt/Income ratio:	16%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	4y 7m
Amount delinquent:	$3,163	Revolving credit balance:	$2,096	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mat101155	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2009) 740-759 (Aug-2008) 580-599 (Oct-2007) 580-599 (Aug-2007)
Principal balance:	$3,993.64	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Money to go back to school
I am an honest and hardworking person.

I am employed fulltime, and attending the SFSU fulltime.

I currently have another Propser loan, and I have never missed a payment.

I hope to borrow $3000.00 more to help with my tuition, and graduate with my BS.

Monthly net income:??
$3094.00

Expenses:?
$1405.00

MonthlyHousing: $500.00????
Phone, internet: $50.00?
Food, entertainment: $200.00?
Clothing, household expenses 100.00?
Credit cards and other loans: $500.00?
Muni Pass: $55.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.85%	Starting borrower rate/APR:	11.85% / 13.98%	Starting monthly payment:	$248.57

Auction yield range:	4.20% - 10.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	24%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$25,077	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	contract-thunder	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off higher interest debt.????????

My financial situation:
I am a good candidate for this loan because? I am steadily employed, have never missed a payment of any kind.

Monthly net income: $ 3,700

Monthly expenses: $
??Housing: $?450
??Insurance: $ 128
??Car expenses: $475
??Utilities: $?75
??Phone, cable, internet: $30
??Food, entertainment: $ 200
??Clothing, household expenses $150
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$98.00

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1989	Debt/Income ratio:	15%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$28,531	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	chief525	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Property Taxes
Purpose of loan:
This loan will be used to? pay current year 2009 property taxes on my residence at 8856 Constable Dr., Alexandria, Ky 41001. I do not wish to pay the penalty of waiting until next year. This is an unusual and one time situation. Also, I wish to take advantage of this tax reduction for the tax year 2009.

My financial situation:
I am a good candidate for this loan because?I have a credit score of around 700 and I have always repaid creditors on time. Unfortunately, the year end crunch has backed me up just a bit. I do receive a bonus in January and should be able to repay this loan by no later than April 30, 2010 but most likely much sooner as that will be my target.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$245.16

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1984	Debt/Income ratio:	56%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$34,442	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-currency-investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing up my Masters Degree
Purpose of loan:
This loan will be used to finish my last term of my Master Degree.? I am also losing weight and am down 53 pounds so far.? I am getting my life in order and I am worth it!?

My financial situation:
I am a good candidate for this loan because I am responsible and working on finishing my Masters Degree, which will give me a better paying job.? I work full-time as a graphic designer. I an getting a MS in Instructional Education.? I plan on keeping my current job and working in the evening with autistic children as a behavior specialist once my MS degree is complete .? I am also working on getting healthy! I have never been late on any type of payments!

Monthly net income: $ 2,100

Monthly expenses: $
??Housing: $ Rent $300
??Insurance: $ 120
??Car expenses: $ 120 (gas) - car is paid for
??Utilities: $ $130
??Phone, cable, internet: $ $60
??Food, entertainment: $ 400 ( I buy a lot of groceries at the 99cent only store to save)
??Clothing, household expenses $ 50
??Credit cards and other loans: $monthly credit card payments $600? -?
80% of my credit cards are just at a fixed 4% that I used for college.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$323.50

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1983	Debt/Income ratio:	12%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$38,805	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dinero-vibrato	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card
Purpose of loan:
This loan will be used to pay down higher interest credit card debt.

My financial situation:
I am a good candidate for this loan because I have a very good income and am gradually reducing my debt.? I'd like to accelerate the process and give myself a little breathing room.? I have not been late on any payments and always pay more than the minimum amount due.?? I want to pay off some high interest debt with a large monthly payment, and use that payment to accelerate paying off the next one, etc.

Monthly net income: $ 13,470

Monthly expenses: $
??Housing: $ 2988
??Insurance: $ 600
??Car expenses: $ 593
??Utilities: $ 200
??Phone, cable, internet: $ 220
??Food, entertainment: $ 1000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 1400
??Other expenses: $ 2300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.20%	Starting borrower rate/APR:	19.20% / 21.43%	Starting monthly payment:	$367.57

Auction yield range:	17.20% - 18.20%	Estimated loss impact:	19.01%
Lender servicing fee:	1.00%	Estimated return:	-0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	25%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	10	Length of status:	0y 6m
Amount delinquent:	$2,848	Revolving credit balance:	$1,713	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-scout9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills/ paying off car
Purpose of loan:
I lost my full-time job and am waiting tables to pay my bills. Recently, I had a bad wreck on my rollerblades and had several expensive x-rays done.? I returned to the hospital 3 days later, because of complications.? I'm ok now, but my medical bills are up to $4500.? My?car has been in and out of the shop for the past 2 years and currently needs a new transmission( $1200).? I owe about $4200 to pay it off and haven't been able to drive it for about 9 months, because I can't afford to fix it.? With a serving job i can't seem to keep up with all this overhead.

My financial situation:
I am a good candidate for this loan because? I plan on selling the car for $9-10,000, once it's paid off and getting out of this money-pit.? I can put the money into savings and start over once the car is sold and my medical bills are paid.? I work 5-6 days a week and have several references that can vouch for my work ethic.? I've moved up in every job I've ever had.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$163.34

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	15%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,878	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aggresive-community4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CLOSING MONEY
Purpose of loan:
This loan will be used?for closing fees?of my current mortgage that is closing on the 23rd of December. I then will have a zero balance on my mortgage.
My financial situation:
I am a good candidate for this loan because I have never missed a payment in my life and plan to pay this loan off within a year. The selling of my house will free up about $1200 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 14.43%	Starting monthly payment:	$32.67

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1996	Debt/Income ratio:	4%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,323	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dime-builder	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
US Citizenship Fees
Purpose of loan:
This loan will be used to? Pay the Form fees and related fees to apply for the United States CitizenShip application.

My financial situation:
I am a good candidate for this loan because?? I have a steady job and wishes to pay off the loan in 6 months.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	14.20% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1987	Debt/Income ratio:	34%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	1y 6m
Amount delinquent:	$370	Revolving credit balance:	$7,274	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dollar-creature9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auth. Dealer Buy-in
Purpose of loan:
This loan will be used to purchase a minimum buy-in of $7500 to become an authorized dealer of Revo Technik tuning software for Audi, Porsche, and Volkwagen brand vehicles.? I am one of 2 principals of Raven Motorsports located in Long Beach, CA.? We are a high performance tuning shop specializing in Audi, Porsche, and Volkswagen brands. Although we are a new business (6 months) we have an exisitng network of clients from before we opened our Long Beach facility.? I have attached a photograph of our facility for your review.? We have already been condiucting business, and we are a month away from launching our online retail website.

My financial situation:
I am a good candidate for this loan because I have verifiable income from my job as an analyst with Deutsche Bank and my partner is an Master Technician at an Audi dealership.? Additionally, Raven Motorsports is has break-even cash flow.?

Monthly net income: $3200 (after taxes)

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 180
??Car expenses: $400
??Utilities: $ 60
??Phone, cable, internet: $ 40
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 600 (cc and student loans)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	53%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	34	Length of status:	3y 9m
Amount delinquent:	$2,020	Revolving credit balance:	$17,262	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mugs101	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 6% )	640-659 (Oct-2009) 640-659 (Sep-2009) 640-659 (Jul-2009) 560-579 (Jul-2008)
Principal balance:	$674.80	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
vehicle needs help...up 60 2nd loan
Purpose of loan:
This loan will be used to? pay for vehicle repair.? Please...we have tried to find other options and really need your help.

My financial situation:
I am a good candidate for this loan because?I have a strong faith, I am a teacher with a solid job, I have been married for 19 happy years, I have been through alot of health issues within my family that have only made us stronger.?I would be happy to answer any questions.? Spouces income adds another $2000 net to monthly income.

This is my second prosper loan.? Payments will come out automatically.?
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 265
??Car expenses: $305
??Utilities: $ 90
??Phone, cable, internet: $ 93
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1994	Debt/Income ratio:	12%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,431	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	successful-cash9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
christmas shopping
Purpose of loan:
This loan will be used to? christmas shop

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$115.82

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	30%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$718	Revolving credit balance:	$1,829	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	125%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MomofBGtwins	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008)
Principal balance:	$679.45	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Perfect Prosper Payment History
Purpose of loan:
Continue to build credit with Prosper.? I have a previous loan with prosper that I have perfect payment history on for since inception 18 mths ago,?I would like to pay it off, ?reduce my interest rate and cont to consolidate my debt.???

My financial situation:
I am a good candidate for this loan because I have proven perfect history with prosper, I now work full time since my youngest children started school this year and my income is excess money as my husband pays our household bills.? I was very excited about the opportunity to build my credit on prosper over 1 1/2 years ago and plan to continue doing business.? ?

Monthly net income: $ 1126.00

Monthly expenses: $46.00 monthly prosper loan
My husband covers?all household bills including my Discover and?two store credit cards.??I will paying the prosper loan with my income, and plan to?pay off the?highest interest rate cards.

Thanks for giving me the chance to prove myself on this site.? I will continue with my perfect payment history as promised.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$598.20

Auction yield range:	3.20% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	13%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	crab-e-bill	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business is growing
Purpose of loan:
We are a family owned residential electrical service contractor who is looking to?add another service truck after the first of the year. This will help us take advantage of our increase in market share due to fewer competitors in our market.

We have been very blessed to have had an average annual revenue of over $1.2 million for 5 of the past 7 years, and have managed to continue to grow even in these tough times.

We will use this loan to purchase equipment and supplement payroll for our new service technician.

My financial situation:
I am a good candidate for this loan because? We are dedicated to paying our bills on time through good financial plannig and strong work ethic.

Thank you for your consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$65.34

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	21 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$80,321	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	monkeygirl0531	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling my home
Purpose of loan:
This loan will be used to? Remodel the bathroom in my house

My financial situation:
I am a good candidate for this loan because? Bottom line is, I have no problem paying back this loan. I'm currently paying off much bigger debts and have never ever even paid 1 day late let alone missing payments. I have a steady high paying job in the medical field and I know what amount of payments will be too much for me, I can even show proof of income. This is my 3rd attempt at this listing and I don't really understand why I was having such a tough time getting funded the first 2 times. I'm guessing its because I have no history on here. But I have no late payments ever on my long credit history and that should prove I always know what kind of monthly payments I can afford. I would really like to get funded and also build a good feedback history on this site as well. Thanks!

Monthly net income: $ $7200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 175
??Car expenses: $500
??Utilities: $ 100
??Phone, cable, internet: $100?
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $ 1200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2001	Debt/Income ratio:	26%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 10m
Amount delinquent:	$563	Revolving credit balance:	$2,621	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dime-turtle	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upstart Audio Post Production Loan
Purpose of loan:
This loan will be used to? Purchase an upgraded console for an upstart Audio Post Production company in Nashville, TN. I will be specializing in radio jingles, voiceovers, and other commercial opportunities.

My financial situation: Secure. I currently work 3 jobs, 1 full-time job at a stable call center. I also do freelance audio whenever possible, and this loan will provide the means to do bigger and better gigs which in return will result in a better flow of income from freelancing as I start my own Audio Post Production company.
I am a good candidate for this loan because? I pay my bills on time, every month, and am a very financially responsible person.

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 399
??Insurance: $0
??Car expenses: $250
??Utilities: $100
??Phone, cable, internet: $0
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	11.20% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	8%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	4y 11m
Amount delinquent:	$51	Revolving credit balance:	$7,311	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	money-alert	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off all my credit cards and give me one easy payment per month.

My financial situation:
I am a good candidate for this loan because I have all ways paid my bills just trying to make it easier to pay down my debt and save on the interest.

Monthly net income: $ 5500.00

Monthly expenses: $ 4000.00
??Housing: $ 3600.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$228.67

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2001	Debt/Income ratio:	25%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,247	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unafraid-repayment4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards & saving
Purpose of loan:
This loan will be used to? pay off existing credit card debt. Right now, I am paying more than the minimum payment on my credit card statements and have equal money in to the money out, paying debt. I am hoping to get a loan to assist me in saving a little bit more each month. I am planning to move in approximately seven (7) months, this loan will allow me to save some money to allow me to move without getting into any more debt. i'd also like the extra money for moving expenses.

My financial situation:
I am a good candidate for this loan because? I have a good paying job, full time, overtime every week, a raise twice a year, and a quarterly bonus. I am able to make monthly payments on time, pay off loans. For example, I own a car, am currently paying for my second. I put all or most of my money towards paying my bills and am smart about any purchases I make. I have all of my bills on auto-pay right out of my checking account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$559.91

Auction yield range:	3.20% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$27,957	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	impressive-treasure	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to consolidate a high interest rate credit card.

My financial situation:
I am a good candidate for this loan because the payment for my Prosper loan should be about the same as my credit card payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2004	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,978	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	papin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 620-639 (Jul-2008)
Principal balance:	$1,540.21	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
need some extra cash for holidays
Purpose of loan:
This loan will be used to?
pay some?fournitures for kids bedrooms and their holidays gifts
My financial situation:
I am a good candidate for this loan because? always pay on time or even early before payment date

Monthly net income: $ 3000
Monthly expenses: $
??Housing: $ 639
??Insurance: $ 120????????????
??Car expenses: $?90
??Utilities: $
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 460
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$145.59

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,283	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yield-eclipse	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?consolidating credit card debt

My financial situation:
I am a good candidate for this loan because?I have closed all credit cards and have been paying off slowly.

Monthly net income: $ 50,000

Monthly expenses: $ 2420
??Housing: $910
??Insurance: $
??Car expenses: $
??Utilities: $30
??Phone, cable, internet: $80
??Food, entertainment: $100
??Clothing, household expenses $200
??Credit cards and other loans: $900
??Other expenses: 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$249.48

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1979	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,270	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tl262	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-699 (Apr-2008)
Principal balance:	$1,828.82	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Tool Time for Home Improvement
Purpose of loan:
This loan will be used to?
help start up a small business.
My financial situation:
I am a good candidate for this loan because?
I have shown to be responsible with my previous loan.
Monthly net income: $
5500.00
Monthly expenses: $
??Housing: $1850.00
??Insurance: $220.00
??Car expenses: $440.00
??Utilities: $200.00?
??Phone, cable, internet: $100.00
??Food, entertainment: $100.00
??Clothing, household expenses $250.00
??Credit cards and other loans: $500.00
??Other expenses: $250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$275.94

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1988	Debt/Income ratio:	34%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	0y 4m
Amount delinquent:	$176	Revolving credit balance:	$5,625	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	attentive-currency7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards manage
Purpose of loan:
This loan will be used to help me manage debt and increase my credit score.

My financial situation:
I am a good candidate for this loan because I am dependable and take pride in paying back my debtors, those that have entrusted me with funds.

Monthly net income: $ 3,040.00

Monthly expenses: $
??Housing: $ 810
??Insurance: $
??Car expenses: $ 550
??Utilities: $?250
??Phone, cable, internet: $?125
??Food, entertainment: $?300
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	49%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$28,686	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	bold-intelligent-hope	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off and consolidate creidt card debts...home improvements

My financial situation:
I am a good candidate for this loan because? I am very conscientious at paying off debt and have a good work ethic

Monthly net income: $ 6000

Monthly expenses: $ 3000
??Housing: $
??Insurance: $?200
??Car expenses: $
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1000
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$237.49

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2003	Debt/Income ratio:	31%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	7	Length of status:	0y 7m
Amount delinquent:	$464	Revolving credit balance:	$17,626	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	great57chevy	Borrower's state:	California	Borrower's group:	AAA Funding Group - Get your loans funded fast!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	580-599 (Dec-2007)
Principal balance:	$1,762.11	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
2nd PROSPER Loan, ZERO LATES!
This is my 2nd Prosper Loan - ZERO late payments on my first loan!? Bid with CONFIDENCE!

My financial situation:
I currently work for an advertising agency that is very successful and is thriving in the current economy.? Therefore, my job/income is secure.? I have a BS in Business Management from an accredited University and I am an extremely responsible person.?

I am very organized and will pay all payments on time (please see my current Prosper loan to view zero late payments).????

As a side business I make custom clothing for local businesses, which generates about $300 a month. ?

Monthly net income: $2,500

Monthly expenses:
Housing:?Live w/ family rent free?
Insurance: $34
Phone, cable, internet: $54?
Food, entertainment: $100?
Credit cards and other loans: $1300

You can see that my cash flow of a minimum of $2500 will easily cover my $1488 in monthly expenses and my new prosper loan payment.?

You have my personal guarantee that I will pay this loan back on time.

Q: Can you explain the delinquency?A: Prosper isn't reporting this properly. I'm in a payment plan with one of my credit cards, but I am not late on any payments.? Q: How did you accumulate all your cc debt??A:All of my debt is from my previous business. For the last four years I ran a high end clothing company out of LA. Due to the economy the clothing retail? business took a huge hit, I invested everything I could to try and save the business.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1993	Debt/Income ratio:	7%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,604	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	48	Homeownership:	No
Inquiries last 6m:	6
Screen name:	treasure-cooker1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom repairs
Purpose of loan:
This loan will be used to cover the bathroom repairs

My financial situation:
I am a good candidate for this loan because I want to replace the worn out bath tub, sink?and faucets

Monthly net income: $

Monthly expenses: $
??Housing: $ 1256
??Insurance: $
??Car expenses: $
??Utilities: $ 56
??Phone, cable, internet: $ 175
??Food, entertainment: $ 225
??Clothing, household expenses $
??Credit cards and other loans: $?300
??Other expenses: $ 275
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1993	Debt/Income ratio:	104%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,605	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	affluence-atlantis	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off debt"
Purpose of loan:
This loan will be used to?
Start the beginning of paying off high interest loans that were obtained when our youngest son was hospitalized for several months.? Just wanting to get ahead.
My financial situation:
I am a good candidate for this loan because?
We are hard working, and have never missed nor been late with any payments.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$526.97

Auction yield range:	11.20% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	22%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,899	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	reinforced-rupee	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling NC home: request your help
Purpose of loan:
After 10 months on the market, our house is under contract and ready to sell!? The proposed closing date is December 22, 2009.? This loan will be used to cover the cost to sell our NC home:
.06% comission to our excellent Realtor = $8,340.00Up to $4,000 in closing costs$439 for a one-year Home WarrantyMy financial situation:
I am a low risk candidate because my company is in a positive growth phase.? My base salary this year was 95,000 and I also made commissions.? We expect?similar success next year.? The sell of the house frees up almost $1,500?per month (mortgage, HOA fees,?utilities).?Finally, my wife begins work as a Post-Doctoral Fellow at GA Technical Research Institute?in Jan 2010.? In 2010, our family will have more income and less expenses.? We plan to pay this loan back aggressively.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1992	Debt/Income ratio:	41%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,564	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	treasure-contributor8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and vehicle
Purpose of loan:
This loan will be used to pay off credit card debt, vehicle and medical bills. I recently had to have Endometrial Albation surgery and have to spend alot of my emergency funds for that procedure.????

My financial situation:
I am a good candidate for this loan because I am a dependable and hard worker. My employer gives us a bonus of $1,800 in January and with income tax a few months away I shouldn't have any problems paying this loan off in less than 1 year. Thanks for your time.

Monthly net income: $ 2200????

Monthly expenses: $ 1928
??Housing: $ 625
??Insurance: $ 150
??Car expenses: $178
??Utilities: $ 140
??Phone, cable, internet: $ 135????
??Food, entertainment: $ 350
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 50
Information in the Description is not verified.